Derivatives and Financial Instruments	6 Months Ended
Sep. 30, 2014
Derivatives and Financial Instruments
Derivatives and Financial Instruments

11. Derivatives and Financial Instruments

Our principal financial assets consist of cash and cash equivalents, amounts due from related parties and trade accounts receivable. Our principal financial liabilities consist of long-term bank loan, interest rate swaps, accounts payable, amounts due to related parties and accrued liabilities.

(a)       Concentration of credit risk:  Financial instruments, which potentially subject us to significant concentrations of credit risk, consist principally of trade accounts receivable, amounts due from related parties, cash and cash equivalents. We limit our credit risk with accounts receivable by performing ongoing credit evaluations of our customers’ financial condition and generally do not require collateral for our trade accounts receivable. We place our cash and cash equivalents, with highly-rated financial institutions.

(b)           Fair value:  The carrying values of trade accounts receivable, amounts due from related parties, cash and cash equivalents, accounts payable, amounts due to related parties and accrued liabilities are reasonable estimates of their fair value due to the short-term nature of these financial instruments. The fair value of long-term bank loan approximates recorded value due to its variable interest rate, being LIBOR, which is observable at commonly quoted intervals for the full terms of the loan. Therefore, the long-term bank loan is considered a Level 2 item in accordance with the fair value hierarchy.

(c)           Interest rate risk:  Our long-term bank loan is based on LIBOR and hence we are exposed to movements in LIBOR. We entered into interest rate swap agreements in order to hedge our variable interest rate exposure.

We use interest rate swaps for the management of interest rate risk exposure. The interest rate swaps effectively convert our debt from a floating to a fixed rate. To hedge our exposure to changes in interest rates we are a party to five floating-to-fixed interest rate swaps with RBS. Interest rate swaps are stated at fair value, which is determined using a discounted cash flow approach based on market-based LIBOR swap yield rates. LIBOR swap rates are observable at commonly quoted intervals for the full terms of the swaps and therefore are considered Level 2 items in accordance with the fair value hierarchy. The fair value of the interest rate swap agreements approximates the amount that we would have to pay for the early termination of the agreements.

Tabular disclosure of financial derivatives is as follows:

		September 30, 2014		March 31, 2014
Derivatives not designated as hedging instruments	Balance sheet location	Asset derivatives	Liability derivatives	Asset derivatives	Liability derivatives
Interest rate swap agreements	Long-term liabilities—Derivative instruments	—	12,405,364	—	14,062,416

The effect of derivative instruments on the consolidated statement of operations for the periods presented are as follows:

Derivatives not designated as hedging instruments	Location of gain/(loss) recognized	Three months ended September 30, 2014	Six months ended September 30, 2014	July 1, 2013 (inception) to September 30, 2013
Interest Rate Swap—Change in fair value	Gain/(loss) on derivatives, net	$1,690,606	$1,657,052	$366,806
Interest Rate Swap—Realized loss	Gain/(loss) on derivatives, net	(1,348,297)	(2,702,887)	(965,954)
Loss on derivatives—net		$342,309	$(1,045,835)	$(599,148)

As of September 30, 2014 and March 31, 2014, no fair value measurements for assets or liabilities under Level 1 or Level 3 were recognized in our consolidated balance sheets. We did not have any other assets or liabilities measured at fair value on a nonrecurring basis during the three or six months ended September 30, 2014.